UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) March 14, 2012

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-179092	AEP TEXAS CENTRAL COMPANY (a Texas corporation) 1 Riverside Plaza Columbus, Ohio 43215 (614) 716-1000 76-0830689	333-179092-01	AEP TEXAS CENTRAL TRANSITION FUNDING III LLC (a Delaware limited liability company) 539 North Carancahua St, Suite 1700 Corpus Christi, Texas 78401 (361) 881-5399 45-4223169

________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

In connection with the issuance on March 14, 2012 by AEP Texas Central Transition Funding III LLC (the “Issuing Entity”) of $800,000,000 Senior Secured Transition Bonds, offered pursuant to the Prospectus dated March 2, 2012 and the Prospectus Supplement dated March 7, 2012, the Issuing Entity and AEP Texas Central Company (“TCC”) entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated March 7, 2012 by and among TCC, the Issuing Entity and the representatives of the underwriters.
4.1	Indenture, dated as of March 14, 2012, by and between AEP Texas Central Transition Funding III LLC and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).
4.2	Series Supplement dated as of , dated as of March 14, 2012, by and between the Issuing Entity and the Indenture Trustee.
99.1	Transition Property Servicing Agreement, dated as of March 14, 2012, by and between the Issuing Entity and TCC, as servicer.
99.2	Transition Property Sale Agreement, dated as of March 14, 2012, by and between the Issuing Entity and TCC, as seller.
99.3	Administration Agreement, dated as of March 14, 2012, by and between the Issuing Entity and TCC, as administrator.
99.4
Amended and Restated Intercreditor Agreement, dated as of March 14, 2012, by and among TCC, AEP Texas Central Transition Funding LLC, U.S. Bank National Association, AEP Texas Central Transition Funding II LLC, The Bank of New York Mellon and the Issuing Entity, each in their respective capacities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP TEXAS CENTRAL COMPANY

/s/ Charles E. Zebula
By:	Charles E. Zebula
Title:	Treasurer

Date: March 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP TEXAS CENTRAL TRANSITION FUNDING III LLC

/s/ Charles E. Zebula
By:	Charles E. Zebula
Title:	Treasurer

Date: March 16, 2012

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement dated March 7, 2012 by and among TCC, the Issuing Entity and the representatives of the underwriters.
4.1	Indenture, dated as of March 14, 2012, by and between AEP Texas Central Transition Funding III LLC and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).
4.2	Series Supplement dated as of , dated as of March 14, 2012, by and between the Issuing Entity and the Indenture Trustee.
99.1	Transition Property Servicing Agreement, dated as of March 14, 2012, by and between the Issuing Entity and TCC, as servicer.
99.2	Transition Property Sale Agreement, dated as of March 14, 2012, by and between the Issuing Entity and TCC, as seller.
99.3	Administration Agreement, dated as of March 14, 2012, by and between the Issuing Entity and TCC, as administrator.
99.4
Amended and Restated Intercreditor Agreement, dated as of March 14, 2012, by and among TCC, AEP Texas Central Transition Funding LLC, U.S. Bank National Association, AEP Texas Central Transition Funding II LLC, The Bank of New York Mellon and the Issuing Entity, each in their respective capacities.